UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 23, 2023

Camden National Corporation
(Exact name of registrant as specified in its charter)

Maine	01-28190		01-0413282
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

Two Elm Street	Camden	Maine	04843
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (207) 236-8821

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	CAC	The NASDAQ Stock Market LLC

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to the Articles of Incorporation of Camden National Corporation (the “Company”)

On May 23, 2023, shareholders approved an amendment to the Company’s Articles of Incorporation to provide for the annual election of directors to a one-year term, beginning with the 2023 Annual Meeting of Shareholders of the Company, and to eliminate the Company’s classified board structure (the “Declassification Amendment”).

In addition, on May 23, 2023, shareholders approved an amendment to the Company's Articles of Incorporation to permit amendments to the Company's bylaws by majority vote of shareholders (the “Bylaws Amendment”). The Bylaws Amendment reduces the threshold for amending the Company's bylaws from two-thirds to a majority of shareholders.

On May 23, 2023, the Company filed with the Secretary of State of the State of Maine Amended and Restated Articles of Incorporation (the “Restated Articles”). The Restated Articles include both the Declassification Amendment (as paragraph 3 of Exhibit A-1 to the Restated Articles) and the Bylaws Amendment (as paragraph 7 of Exhibit A-1 to the Restated Articles), and also include non-substantive revisions that re-order and re-number certain provisions due to changes in Maine’s form of Articles of Incorporation that have occurred since the Company’s original Articles of Incorporation were filed.

This summary of changes is qualified in its entirety by reference to the Restated Articles, a copy of which is attached as Exhibit 3.1 and is incorporated herein by reference.

Amendments to the Company’s Bylaws

On May 23, 2023, the Company’s Board of Directors amended and restated the Company’s bylaws (as so amended and restated, the “Bylaws”) (i) to conform Section 3.2 to the Declassification Amendment by providing that directors will be elected to one-year terms in accordance with the Restated Articles; and (ii) to conform Section 3.5(b) to the Declassification Amendment by providing that each director shall hold office for the terms set forth in the Restated Articles until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. Section 3.5 was also amended to correct non-substantive numbering errors and to re-number Sections 3.5(a) through 3.5(c) accordingly. This summary of changes is qualified in its entirety by reference to the Bylaws, a copy of which is attached as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Shareholders of the Company was held on May 23, 2023 at the Company’s Hanley Center, Fox Ridge Office Park, 245 Commercial Street, Rockport Maine and in a virtual format. At the Annual Meeting, there were present in person or by proxy 12,091,372 shares of the Company's common stock, representing approximately 83% of the total outstanding eligible votes. The Company’s shareholders voted on five proposals and cast their votes as described below.

1a. Amendment to the Company's Articles of Incorporation to provide for the annual election of directors and to eliminate the classified board structure:

For	Against	Abstain	Broker Non-Vote
10,275,748	41,706	18,598	1,755,320
The majority of all votes entitled to be cast at the Annual Meeting voted to approve the amendment to the Company's Articles of Incorporation for the annual election of directors and to eliminate the classified board structure.

1b. Amendment to the Company's Articles of Incorporation to permit amendments to the Company's Bylaws by majority vote of shareholders:

For	Against	Abstain	Broker Non-Vote
10,281,722	37,797	16,533	1,755,320
The majority of all votes entitled to be cast at the Annual Meeting voted to approve the amendment to the Company’s Articles of Incorporation to permit amendments to the Company’s Bylaws by majority vote of shareholders.

2. Election of four persons to the Board of Directors, each to serve a one year term and until each such director's successor is elected and qualified:

	For	Against	Abstain	Broker Non-Vote
Rebecca K. Hatfield	10,256,659	65,511	13,882	1,755,320
Robert D. Merrill	10,193,277	121,720	21,055	1,755,320
Robin A. Sawyer, CPA	10,171,702	149,293	15,057	1,755,320
Lawrence J. Sterrs	10,074,436	239,311	22,305	1,755,320
The majority of votes cast at the Annual Meeting voted to elect the four named persons above to the Board of Directors for a term of one year.

3. Non-binding advisory vote on the compensation of the Company's named executive officers ("Say-on-Pay"):

For	Against	Abstain	Broker Non-Vote
10,165,963	121,691	48,398	1,755,320
The majority of votes cast at the Annual Meeting voted to approve the compensation of the Company's named executive officers.

4. Non-binding advisory vote on the frequency of future "Say-on-Pay" votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
9,651,021	15,834	665,959	3,238	1,755,320
Shareholders voted to approve, on an advisory basis, a frequency of “1 Year” for future "Say on-Pay" votes.

5. Ratification of the appointment of RSM US LLP as the Company's independent registered public accounting firm for the year ending December 31, 2023:

For	Against	Abstain
11,975,863	101,727	13,782
The majority of votes cast at the Annual Meeting voted to ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the year ending December 31, 2023.

Item 9.01	Financial Statements and Exhibits.

(d)    The following exhibits are filed with this Report:

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation of Camden National Corporation
3.2	Amended and Restated Bylaws of Camden National Corporation
101	Cover Page Interactive Data - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File - Included in Exhibit 101.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2023

CAMDEN NATIONAL CORPORATION (Registrant)

By:	/s/ MICHAEL R. ARCHER
Michael R. Archer Chief Financial Officer and Principal Financial & Accounting Officer